THE DAVENPORT FUNDS

Davenport Core Leaders Fund
Ticker Symbol: DAVPX
Davenport Value & Income Fund
Ticker Symbol: DVIPX
Davenport Equity Opportunities Fund
Ticker Symbol: DEOPX
Davenport Small Cap Focus Fund
Ticker Symbol: DSCPX
Davenport Insider Buying Fund
Ticker Symbol: DBUYX
Davenport Balanced Income Fund
Ticker Symbol: DBALX

PROSPECTUS
August 1, 2026
Supplemented August 5, 2026

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary

Davenport Core Leaders Fund	3
Davenport Value & Income Fund	10
Davenport Equity Opportunities Fund	17
Davenport Small Cap Focus Fund	24
Davenport Insider Buying Fund	31
Davenport Balanced Income Fund	38
Information Relevant to All Funds	49
Additional Investment Information	50
How to Purchase Shares	55
How to Redeem Shares	60
How Net Asset Value is Determined	63
Management of the Funds	64
Dividends, Distributions and Taxes	66
Financial Highlights	68
Privacy Notice	74
For Additional Information	back cover

Risk/Return Summary

Davenport Core Leaders Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Core Leaders Fund (the “Core Leaders Fund” or the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Core Leaders Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

3

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Core Leaders Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of companies that are considered by Davenport & Company, LLC (the “Adviser”) to be core leaders. The Adviser defines a “core leader” as a company that possesses a distinct competitive advantage as evidenced by a meaningfully large or influential and/or growing market share, based upon the following criteria, among other factors:

•	Above Average Earnings Growth: The company has a favorable 3 to 5 year earnings per share trajectory versus the broader market as measured by companies in the S&P 500® Index.
•	Capital Allocation: The company has demonstrated its proficiency in deploying its free cash flow and/or has the potential for strong returns on invested capital.
•	Financial Strength: The company has a strong balance sheet and reasonable valuation levels.
•	Disciplined Management: The company has a sound and talented management team that is aligned with its shareholders.

The Adviser attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Adviser does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign companies if the Adviser believes they would be advantageous to the Fund and help it to achieve its investment objective.

A security will be sold when the Adviser believes it no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

4

What are the Principal Risks of Investing in the Fund?

The Core Leaders Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

5

Sector Focus and Holdings Risk. At times, the Fund may emphasize investment in a particular issuer or issuers, or in one or more particular business sectors, which may cause its share price to be more susceptible to the financial, market, or economic events affecting a particular issuer, or industries within a particular sector, than a fund that holds a larger number of stocks, or a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact an issuer, or the companies in a particular sector, and may increase the risk of loss to the Fund. As of March 31, 2026, the Fund had 30.8% of the value of its net assets invested in common stocks within the technology sector. The values of securities in the technology sector may be adversely affected by, among other factors, intense competitive pressures, short product cycles, aggressive pricing, rapid technological changes, and the potential for rapid obsolescence of products and services. They are particularly susceptible to cybersecurity risks, including hacking, data breaches and theft of proprietary or consumer information, as well as evolving regulatory developments, dependence on intellectual property rights, supply chain disruptions, and changes in consumer demand. The sectors that the Fund may emphasize may vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may have more limited management experience, financial

6

resources, product diversification and other competitive strengths than larger, more established companies and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell at a discount to market prices or may have to make a series of small sales over an extended period of time.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Core Leaders Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

7

The Fund’s year-to-date return through June 30, 2026 is 5.30%.

During the periods shown in the bar chart, the highest return for a quarter was 18.81% during the quarter ended June 30, 2020 and the lowest return for a quarter was -20.31% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	10.71%	11.11%	12.14%
Return After Taxes on Distributions	9.57%	9.58%	10.99%
Return After Taxes on Distributions and Sale of Fund Shares	7.13%	8.53%	9.80%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
LIPPER LARGE CAP CORE Index (reflects no deduction for fees, expenses, or taxes)	17.72%	13.62%	13.81%

8

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Jeffrey F. Omohundro, CFA, Christopher G. Pearson, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for managing the Core Leaders Fund. Mr. Omohundro is a Senior Vice President and Director of the Adviser, and has managed the Fund since 2023. Mr. Pearson is a Senior Vice President and Director of the Adviser and has managed the Fund since 2019. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and has managed the Fund since 2010.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

9

Davenport Value & Income Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Value & Income Fund (the “Value & Income Fund” or the “Fund”) is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Value & Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.87	%(1)
(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

10

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Value & Income Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of companies that are considered to have attractive valuations and dividend income potential. Davenport & Company LLC (the “Adviser”) seeks to identify stocks of companies that have a history of dividend payments and dividend growth, or dividend growth potential, and are considered to be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. In determining whether to purchase the stock of a company for the Fund, the Adviser will assess the valuation of a company based on its intrinsic, absolute, and relative value, and will assess a company’s dividend income potential by analyzing its dividend history, competitive position, and industry dynamics. The Adviser uses a “bottom-up” stock selection approach that focuses primarily on individual companies having an attractive business model, sound balance sheet, and a disciplined management team in the context of broader market factors.

The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Adviser does not limit the Fund to any particular market capitalization. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to increase its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

11

A security will be sold when the Adviser believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

What are the Principal Risks of Investing in the Fund?

The Value & Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and

12

investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may have more limited management experience, financial resources, product diversification and other competitive strengths than larger companies and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices.

13

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results. Changes in the dividend policies or capital resources of companies held by the Fund may affect the Fund’s ability to generate income. In addition, a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline. The Fund’s investment style could cause it to underperform relative to funds that use a growth or non-value approach to investing, or funds that have a broader investment style.

14

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Value & Income Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell 1000® Value Index to the Bloomberg U.S. 1000 Value Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 5.12%.

During the periods shown in the bar chart, the highest return for a quarter was 13.37% during the quarter ended December 31, 2020 and the lowest return for a quarter was -26.32% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

15

	One Year	Five Years	Ten Years
Return Before Taxes	13.69%	8.19%	8.57%
Return After Taxes on Distributions	11.56%	6.77%	7.30%
Return After Taxes on Distributions and Sale of Fund Shares	8.96%	6.22%	6.69%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	16.53%	12.66%	11.07%
RUSSELL 1000® VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Michael S. Beall, CFA, Adam B. Bergman, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for managing the Value & Income Fund. Mr. Beall and Mr. Smith have managed the Fund since its inception in 2010 and Mr. Bergman has managed the Fund since 2023. Mr. Beall is Executive Vice President and Director of the Adviser, Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser, and Mr. Bergman is Senior Vice President of the Adviser.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

16

Davenport Equity Opportunities Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.87%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

17

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Equity Opportunities Fund’s net assets (including the amount of any borrowings for investment purposes, although the Fund does not currently intend to borrow for investment purposes) will be invested in equity securities. Equity securities consist of common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. The Fund focuses on superior risk/return opportunities using a flexible, concentrated, and opportunistic approach. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of fewer issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers or one or more particular business sectors.

Davenport & Company LLC (the “Adviser”) uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector if it has a strong conviction about its potential for capital appreciation. The Fund will invest primarily in common stocks of companies that, in the Adviser’s opinion, show superior potential for capital appreciation, have strong and focused management, and solid balance sheets. In making its determinations, the Adviser will focus on companies that exhibit one or more of the following characteristics:

•	Evidence of Financial Strength – The company has a consistent generation of free cash flow, a strong balance sheet, a high return on invested capital and the ability to grow revenues.
•	Pricing Flexibility – The company has the ability to adjust its prices independent of competitive forces.
•	Competitive Advantage – The company has a leading presence and a business that is difficult to replicate, or benefits from barriers to entry that limit or prevent new competition.
•	Disciplined Management – The company has an experienced and sound management team that is focused on building value.
•	Attractive Valuation – The company is selling at a low price relative to its assets, earnings, cash flow, franchise value or growth potential. This may be determined by its price-earnings ratio, price-book ratio, price-sales ratio, or price-free cash flow ratio.
18

The Fund will emphasize investments in common stocks of medium and small capitalization companies but is not limited to any particular market capitalization. The Adviser defines medium capitalization companies as those whose market capitalization, at the time of purchase, is between $2 billion and $20 billion and defines small capitalization companies as those whose market capitalization, at the time of purchase, is between $300 million and $13 billion.

The Fund may also invest in special situation companies that have fallen out of favor with the market but are believed to offer favorable risk-adjusted returns. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest up to 20% of its net assets in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

A security will be sold when the Adviser believes it no longer has the potential for strong growth, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Equity Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

19

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region, could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in shares of a limited number of issuers, the Fund may be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers which may increase its risk of loss and share price volatility.

20

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

Market Capitalization Risk. Small and medium capitalization companies may have more limited management experience, financial resources, product diversification and competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell at a discount from market prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small and medium capitalization companies may be subject to greater price fluctuations than the securities of large capitalization companies. These risks may be more pronounced for investments in small capitalization companies.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

21

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Equity Opportunities Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell Midcap® Index to the Bloomberg U.S. Midcap Total Return Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 5.67%.

During the periods shown in the bar chart, the highest return for a quarter was 23.48% during the quarter ended June 30, 2020 and the lowest return for a quarter was -22.62% during the quarter ended March 31, 2020.

22

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	-2.61%	5.81%	10.33%
Return After Taxes on Distributions	-3.37%	4.40%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares	-1.14%	4.32%	8.25%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. Midcap Total Return Index (reflects no deduction for fees, expenses, or taxes)	10.94%	8.96%	11.47%
RUSSELL MIDCAP® INDEX (reflects no deduction for fees, expenses, or taxes)	10.60%	8.67%	11.01%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are jointly and primarily responsible for the daily portfolio management of the Equity Opportunities Fund. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and has managed the Fund since its inception in 2010. Mr. Pearson is a Senior Vice President and Director of the Adviser and has managed the Fund since 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

23

Davenport Small Cap Focus Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Small Cap Focus Fund (the “Small Cap Focus Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Small Cap Focus Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.89	%(1)
(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

24

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Small Cap Focus Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of small capitalization companies and shares of registered investment companies (“RICs”) that invest primarily in stocks of small capitalization companies. The Adviser defines small capitalization companies as those whose market capitalization, at the time of purchase, is between $300 million and $13 billion. The market capitalization of the companies in the Fund’s portfolio will change over time, and the Fund will not automatically sell a company it already owns, just because the company’s market capitalization increases above or decreases below this range.

Under normal circumstances, the Fund will invest primarily in companies that Davenport & Company LLC (the ”Adviser”) believes have the potential for significant capital appreciation. The Adviser seeks to identify companies that have the potential to achieve above average long-term earnings growth or companies that may be undervalued because they are currently out of favor with the market or misunderstood and underfollowed by the investment community. At times, the Fund may emphasize investment in one or more particular issuers or business sectors that are believed to have favorable prospects.

The Adviser uses a “bottom-up” fundamental research process that focuses primarily on individual companies in the context of broader market factors. In determining whether a company has the potential for capital appreciation, the Adviser will focus on several criteria, including, among other things:

•	rate of earnings growth or earnings growth potential
•	valuation
•	management strength
•	balance sheet strength
•	free cash flow generation
•	effective capital allocations
•	returns on invested capital

The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

25

The Fund may invest in RICs, including shares of mutual funds and shares of exchange-traded funds (“ETFs”) to increase its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

A security will be sold when the Adviser believes it no longer has the potential for strong appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Small Cap Focus Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation

26

remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Small Capitalization Risk. Small capitalization companies often involve higher risks because they may have more limited management experience, financial resources, product diversification and other competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of small-cap companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell portfolio holdings at a discount to market prices or may have to make a series of small sales over an extended period. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations than the securities of larger capitalization companies.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open

27

conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

RIC Risk. A RIC is managed independently from the Fund and subject to the risks of a decline in the value of the underlying securities it holds or the sectors it is designed to track. An ETF differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Small Cap Focus Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell 2000® Index to the Bloomberg U.S. 2000 Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

28

The Fund’s year-to-date return through June 30, 2026 is 11.96%.

During the periods shown in the bar chart, the highest return for a quarter was 33.62% during the quarter ended June 30, 2020 and the lowest return for a quarter was -28.04% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	-7.26%	3.55%	10.54%
Return After Taxes on Distributions	-7.43%	1.90%	9.26%
Return After Taxes on Distributions and Sale of Fund Shares	-4.30%	2.43%	8.40%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. 2000 Index (reflects no deduction for fees, expenses, or taxes)	11.06%	6.65%	10.00%
RUSSELL 2000® INDEX (reflects no deduction for fees, expenses, or taxes)	12.81%	6.09%	9.62%

29

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are jointly and primarily responsible for managing the Small Cap Focus Fund and have managed the Fund since its inception in 2014. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and Mr. Pearson is a Senior Vice President and Director of the Adviser.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

30

Davenport Insider Buying Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Insider Buying Fund (the “Insider Buying Fund” or the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

31

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Insider Buying Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of companies that show strong capital appreciation potential based upon “insider buying” activity. Insider buying means purchases of a company’s common stock by a company’s executives, officers, and/or directors that occur within a year of the Fund’s investment, as publicly reported in Securities and Exchange Commission (“SEC”) insider transaction filings (Forms 4 and 5).

In selecting investments for the Fund, the Adviser will focus, among other matters, on the amount of insider buying activity in a company by a director, officer or executive within that company in an effort to discern if a company has favorable investment potential, based on the thesis that corporate insiders may know more about the prospects of a company than other investors. The Adviser uses public information from SEC filings on corporate insider buying and selling activities to determine the extent of insider buying activity in a company. In analyzing the buying and selling activities of corporate insiders, the Adviser considers various factors, such as the position of the insider within the company, possible motivations for the trade, trade volumes, and insider trading trends, including clustering and net buy/sells. The Adviser may also take into account the amount of insider ownership in a company by a director, officer, or executive, as a secondary consideration.

The Adviser will select stocks of companies that have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for appreciation, the Adviser will focus on several criteria, including, among other things:

•	wide economic moat – the company has a competitive advantage that may be difficult to replicate;
•	financial flexibility – the company has the ability to self-finance its growth through internally generated cash flow and to efficiently direct its free cash flow through capital expenditures, acquisitions, share buybacks, dividends, and/or debt paydown;
•	above-average growth – the company has a favorable trajectory of revenue, earnings, and cash flow growth versus the broader market, as measured by companies in the S&P 500® Index;
•	above-average returns on capital – the company has the ability to generate above-average returns on equity, assets, or invested capital; and
•	below average valuation – the company’s shares are trading at a below-average valuation multiple on an absolute basis, or on a relative basis as measured by its competitors and/or companies in the S&P 500® Index.
32

The Adviser attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Adviser does not limit the Fund’s investments to any particular market capitalization; however, the Fund typically expects to focus its investments in companies having a market capitalization of $5 billion or more at the time of purchase. The market capitalization of the companies in the Fund’s portfolio may fluctuate over time. The Fund is not required to sell the stock of a company if the company’s market capitalization falls below $5 billion. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective.

A security may be sold when the Adviser believes the security no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when strong performance has resulted in an outsized position for the security within the Fund’s portfolio, or when the Adviser believes more attractive opportunities become available.

What are the Principal Risks of Investing in the Fund?

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries.
A company’s stock price may decline if the company does not perform as expected, if it is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial or political events in one country, sector or region could potentially have adverse widespread impacts.

33

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

34

Market Capitalization Risk. The Fund typically expects to focus its investments in companies having a market capitalization of $5 billion or more at the time of purchase, but may also invest in companies with smaller market capitalizations. The Fund’s share price may be more susceptible to the financial, market, or economic events affecting issuers within its market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of small and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely impact the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The success of the Fund’s investment program depends largely on the Adviser’s skill in assessing a company’s potential for capital appreciation and the Adviser’s ability to discern if insider purchase activity in a company has favorable investment potential. If the Adviser’s opinion about a company’s capital appreciation or favorable investment potential based upon insider purchase activity is incorrect, a stock may not achieve the price appreciation anticipated by the Adviser and the securities in the Fund’s portfolio may not perform as well as the market as a whole or produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

35

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Insider Buying Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell 1000® Value Index to the Bloomberg U.S. 1000 Value Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 13.56%.

During the periods shown in the bar chart, the highest return for a quarter was 7.59% during the quarter ended September 30, 2024 and the lowest return for a quarter was -7.26% during the quarter ended June 30, 2024.

36

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Since Inception (11-30-23)
Return Before Taxes	4.26%	7.04%
Return After Taxes on Distributions	3.98%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares	2.51%	5.34%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	23.04%
BLOOMBERG U.S. 1000 VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	16.53%	17.35%
RUSSELL 1000® VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	15.91%	17.47%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Adam B. Bergman, CFA and Kevin C. Bennett, CFA, are jointly and primarily responsible for managing the Insider Buying Fund and have managed the Fund since its inception in 2023. Mr. Bergman is Senior Vice President of the Adviser and Mr. Bennett is Senior Vice President of the Adviser.

37

Davenport Balanced Income Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Balanced Income Fund (the “Balanced Income Fund” or the “Fund”) is current income and an opportunity for long-term growth.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.93	%(1)
(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

38

What are the Fund’s Principal Investment Strategies?

The Balanced Income Fund invests in a diversified portfolio of equity and fixed income securities, including exchange-traded funds (“ETFs”) that invest in equity and fixed income securities. Under normal market conditions, the Fund will target an allocation of no more than 75% and no less than 25% of its total assets in equity securities and no less than 25% of its total assets in fixed income securities. With regard to the Fund’s equity securities, Davenport & Company LLC (the “Adviser”) looks for companies that have established business models, attractive valuations, a history of dividend payment and dividend growth, and/or dividend growth potential. The Fund’s fixed income securities are used to enhance current income and to provide stability. The Fund may invest in fixed income securities of any duration, maturity, or quality rating.

The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Adviser does not limit the Fund’s equity securities to any particular market capitalization. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest in equity and debt obligations of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks or debt obligations of foreign companies, including regional and/or country specific ETFs.

Equity Securities. The Adviser seeks to identify companies that may be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. The Adviser will assess the sustainability of a company’s dividend payments by analyzing its dividend history, its competitive position and industry dynamics. The Adviser uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. In selecting equity investments for the Fund, the Adviser will focus on companies that exhibit one or more of the following characteristics:

•	attractive valuation based on intrinsic, absolute, and relative value
•	attractive dividend yield
•	history of growing dividends with the likelihood of sustainable dividend growth
•	an attractive business model, sound balance sheet and a disciplined management team
39

The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may also invest in the equity securities of master limited partnerships (“MLPs”). MLPs are publicly traded partnerships that often own several properties or businesses (or directly own interests). MLPs are generally related to the real estate development and oil and gas industries, but may also finance other projects or provide financial services. By confining their interests to specific activities, MLP interests or units are able to trade on public securities exchanges exactly like shares of a corporation, without entity level taxation.

An equity security will be sold when the Adviser believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

Fixed Income Securities. The Fund may invest in fixed income securities of all types, including, but not limited to, government and government-related securities, mortgage and asset-backed securities, corporate and municipal bonds, and floating rate securities. The Fund will invest primarily in investment grade fixed income securities, but may invest in non-investment grade fixed income securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by a nationally recognized rating agency or unrated securities determined to be investment-grade quality by the Adviser. Non-investment grade fixed income securities, commonly referred to as “junk bonds,” are rated below the four highest rating categories and generally involve a greater degree of credit risk.

The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration is calculated using each security’s nearest call date or maturity date, whichever comes first. Duration is a measure of the Fund’s sensitivity to interest rate changes. For example, if interest rates increase by one percentage point (1%) and the Fund has a duration of 4 years, the value of the Fund’s fixed income holdings would be expected to decline by approximately 4%.

The Fund’s allocation among different types of fixed income securities will vary based upon the Adviser’s assessment of economic conditions, interest rate trends, the shape of the yield curve, and sector analysis. In selecting fixed income securities, the Adviser considers factors such as interest rate

40

expectations, yield curve positioning, credit ratings, liquidity, duration, and the potential for price appreciation. A fixed income security may be sold when it no longer meets the Adviser’s investment criteria or when a more attractive investment is available.

What are the Principal Risks of Investing in the Fund?

The Balanced Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. During a general downturn in the securities markets, the prices of both equity and fixed income investments may decline simultaneously. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and

41

commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may have more limited management experience, financial resources, product diversification and competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of mid-cap, small-cap, and micro-cap companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices.

42

MLP Risk. Investments in securities of MLPs involve certain risks that differ from investments in common stock, including risks related to a common unit holder’s limited control and limited voting rights on matters affecting the MLP, as well as potential conflicts of interest between the MLP and its general partner. Additional risks include, cash flow risks, dilution and the general partner’s right to require unitholders to sell their common units at a time or price that may be unfavorable. Certain MLP securities may be thinly traded and may experience periods of limited liquidity, as well as abrupt or erratic price movements. MLPs are generally considered to be interest-rate sensitive and may not provide attractive returns during periods of interest rate volatility.

MLPs that operate in the energy sector are subject to specific risks, including fluctuations in commodity prices, reduced consumer demand for energy products, extreme weather or natural disasters, regulatory changes, potential terrorist threats to energy infrastructure, or the depletion of natural resources.

Fixed Income Risk. The value of the Fund’s fixed income securities will fluctuate based on a variety of factors, including changes in interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security, and general bond market conditions. Interest rate changes may be influenced by government and central banking monetary policy, inflation expectations, general economic conditions and supply and demand. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency.

•	Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally, when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline. The longer the maturity of a fixed income security, the greater its sensitivity to interest rate changes. It is difficult to accurately predict the direction and timing of interest rate changes.
•	Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity or duration of a fixed income security, the greater the effect a change in interest rates may have on its share price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.
•	Credit Risk. The value of the Fund’s fixed income securities depends upon the issuer’s ability to make timely payments of principal or interest. Nearly all fixed income securities are subject to credit risk, which may vary depending upon whether the issuer is a corporation, domestic or foreign government, or government agency. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could impair an issuer’s ability to meet its payment
43

obligations. Issuers of corporate debt obligations rated in the fourth highest rating category by a nationally recognized statistical rating organization (“NRSRO”) may not be as financially secure as issuers of higher rated securities. Lower rated fixed income securities are considered to be speculative and are more susceptible to adverse changes in economic conditions or other circumstances. These securities generally carry a greater risk of default and may be more sensitive to changes in market perceptions of an issuer’s creditworthiness, potentially resulting in greater price volatility.

•	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for the Fund to sell that security at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. Lower rated securities and foreign debt securities may be subject to greater liquidity risk due to the lack of an active market and a reduced number of market participants. There is a risk that monetary policy actions by the U.S. Government to stimulate or stabilize the economy could result in less liquidity.
•	Government Securities Risk. U.S. Government securities are subject to varying degrees of credit risk, depending upon whether they are supported by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or the credit of the issuing U.S. Government agency, instrumentality or corporation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises if it is not legally obligated to do so. In such cases, the Fund must rely primarily on the issuing or guaranteeing entity for ultimate repayment, and may not be able to assert a claim against the U.S. Government if that entity does not meet its commitment. Concerns about the ability of the U.S. Government to meet its obligations may negatively impact the value of U.S. Government securities held by the Fund. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.
•	Mortgage-Related Securities Risk. Mortgage-related securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable and may be subject
44

to greater illiquidity risk. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

•	Asset-Backed Securities Risk. Asset-backed securities are backed by assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be derived from structural features, such as subordination or overcollateralization and/or third party credit enhancements. Asset backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements, or the market’s assessment of the quality of the underlying security.
•	Risks Associated with Credit Ratings. A credit agency’s rating represents the agency’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, resulting in broader equity market declines that are not necessarily related to the performance of specific companies.

45

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the markets as a whole. The assumptions by which the Adviser bases its allocation among fixed income and equity securities may not produce the intended results and the Fund’s portfolio securities may not appreciate in value as expected. The allocations among equity and fixed income securities may limit the Fund’s potential for capital appreciation relative to a Fund that invests primarily in equity securities and may contribute to greater volatility than a Fund that invests primarily in fixed income securities.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Balanced Income Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 year periods compare with those of a broad measure of market performance, the S&P 500® Index, and additional comparative indices that are representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change two of its additional comparative indices due to licensing cost considerations - replacing the Russell 1000® Value Index with the Bloomberg U.S. 1000 Value Index; and replacing the 60% Russell 1000® Value Index/40% Bloomberg Intermediate U.S. Government/Credit Index with the 60% Bloomberg U.S. 1000 Value Index/40% Bloomberg Intermediate U.S. Government/Credit Index. The blended indexes are composite representations of the U.S. stock and bond markets. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 3.63%.

During the periods shown in the bar chart, the highest return for a quarter was 10.40% during the quarter ended June 30, 2020 and the lowest return for a quarter was -18.57% during the quarter ended March 31, 2020.

46

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	9.88%	5.38%	5.99%
Return After Taxes on Distributions	8.03%	4.34%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares	6.29%	3.91%	4.57%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
BLOOMBERG U.S. 1000 VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	16.53%	12.66%	11.07%
RUSSELL 1000® VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
BLOOMBERG INTERMEDIATE U.S GOVERNMENT/CREDIT INDEX (reflects no deduction for fees, expenses, or taxes)	6.97%	0.96%	2.29%
60% BLOOMBERG U.S. 1000 VALUE INDEX/40% BLOOMBERG INTERMEDIATE U.S. GOVERNMENT/ CREDIT INDEX (reflects no deduction for fees, expenses, or taxes)	12.72%	8.07%	7.79%
60% RUSSELL 1000® VALUE INDEX/ 40% BLOOMBERG INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX (reflects no deduction for fees, expenses, or taxes)	12.34%	7.28%	7.45%

47

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for managing the Balanced Income Fund.

Name	Title with the Adviser	Length of Service to the Fund
Equity Portion
Michael S. Beall, CFA	Executive Vice President & Director	Since inception (2015)
Adam B. Bergman, CFA	Senior Vice President	Since 2023
George L. Smith, III, CFA	Managing Director & Chairman of the Investment Policy Committee	Since inception (2015)
Fixed Income Portion
William B. Cleland, CFP	First Vice President	Since 2021
Kevin J. Hopkins, Jr., CFA	Senior Vice President	Since 2020

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

48

Information Relevant to All Funds

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UTMA”), or accounts held by employees of the Adviser and their immediate families. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Each Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

49

Additional Investment Information

INVESTMENT OBJECTIVES - PRINCIPAL

The investment objective of the Core Leaders Fund is long-term growth of capital.

The investment objective of the Value & Income Fund is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

The investment objective of the Equity Opportunities Fund is long-term capital appreciation.

The investment objective of the Small Cap Focus Fund is long-term capital appreciation.

The investment objective of the Insider Buying Fund is long-term growth of capital.

The investment objective of the Balanced Income Fund is current income and an opportunity for long-term growth.

The investment objective of each of the Core Leaders Fund, Value & Income Fund and Equity Opportunities Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the ”1940 Act”)) of each Fund’s shares. The investment objective of the Small Cap Focus Fund, Insider Buying Fund and Balanced Income Fund may be changed by the Board of Trustees (“Board”) without shareholder approval. Shareholders will be given 60 days’ notice of any such change.

80% Policy. Each Fund (except the Balanced Income Fund) has adopted a fundamental policy (the “80% Policy”) that requires it to invest, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the type of investment suggested by its name. Compliance with the 80% Policy is generally determined at the time of investment and at least quarterly. In regard to the Insider Buying Fund, a security qualifies as an "insider buying" investment if, at the time of the initial purchase by the Fund, the Adviser determines that insider buying activity occurred within one year prior to the Fund's initial purchase. Once a security qualifies as an insider buying investment at the time of purchase, it will continue to be treated as such for purposes of the Insider Buying Fund’s 80% Policy, regardless of subsequent purchases by the Fund, subsequent insider buying activity, or changes in the value of the security. Under normal circumstances, a Fund must come back into compliance with its 80% Policy as soon as reasonably practicable, and in all circumstances within 90 consecutive days of the Fund identifying that it is not in compliance with its 80% Policy. During that period, the Fund must make future investments in a manner that will bring the Fund into

50

compliance with its 80% Policy. In other than normal circumstances, such as in response to unusual market, economic or political conditions; unusually large cash inflows or redemptions; or to facilitate portfolio repositioning or defensive strategies, a Fund must come back into compliance with its 80% Policy within 90 consecutive days from the time that the Fund initially departed from its 80% Policy. A Fund may temporarily invest in a manner that does not comply with its 80% Policy (i) to reposition or liquidate the Fund’s assets in connection with a reorganization; or (ii) when notice of a change in the Fund’s 80% Policy has been provided to the Fund’s shareholders. Shareholders will be provided with at least 60 days’ prior notice of any change to a Fund’s 80% Policy.

NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund (except the Insider Buying Fund) may invest in foreign markets that the Adviser considers to be “emerging markets.” Each Fund may invest a portion of its assets in straight preferred stocks, convertible preferred stocks and convertible bonds, warrants, Real Estate Investment Trusts (“REITs”), and money market instruments. Each Fund may also invest up to 15% of the value of its net assets in securities or other investments that are illiquid.

•	Emerging Markets. The Adviser considers “emerging markets” to include any country that is classified as an emerging or developing economy by organizations such as the International Monetary Fund, Morgan Stanley Capital International or S&P Dow Jones Indices. These markets typically include countries in Africa, Eastern Europe, much of Asia, the Middle East and Central and South America.
•	Preferred Stocks are generally equity securities of an issuer that have priority over the issuer’s common stock as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments.
•	Convertible Securities are bonds or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock.
•	Warrants are instruments issued by a corporation that give the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of securities, but only the right to buy the securities.
•	REITs are publicly traded corporations or trusts that invest in residential or commercial real estate or in real estate mortgage loans. The value of a REIT is tied closely to the real estate industry. A REIT may also operate as a property leasing company for a particular industry (such as the wireless network industry) and may be more dependent upon the strength of the underlying industry than the strength of the real estate market.
51

•	Illiquid Investments. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment.
•	Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, and to provide for a Fund’s shareholder redemptions and operational expenses. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including securities used as collateral for repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion.

Balanced Income Fund. The Balanced Income Fund may also invest in other types of equity and fixed income securities for a variety of purposes, including, but not limited to, managing interest rate risk and taking advantage of undervalued sectors. The Balanced Income Fund may invest in thinly traded equity and fixed income securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A of the Securities Act of 1933, as amended.

Portfolio Transaction Costs. Each Fund does not expect to pay any transaction costs, including brokerage commissions, when it buys and sells equity securities on an agency basis. All agency transactions are expected to be executed through Pershing LLC and no transaction costs or commissions will be charged to the Funds. A Fund could potentially incur brokerage commissions if Pershing LLC or the Adviser elects not to waive commissions or if trades are placed through brokers that charge commissions. Principal trades for fixed income securities are generally on a net basis with no brokerage commissions paid by the Funds.

Temporary Defensive Position. For temporary defensive purposes, when the Adviser determines that market conditions warrant, a Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility, or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests.

52

NON-PRINCIPAL INVESTMENT RISKS

Emerging Markets Risk. (All Funds except the Insider Buying Fund) Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

Money Market Instruments/Temporary Defensive Position. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. Government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

Acquired Fund Fees and Expenses Risk. When a Fund invests in an ETF, money market fund or closed-end fund (each, an “Acquired Fund”), the Fund’s shareholders indirectly pay a proportionate share of the Acquired Fund’s management fees and operating expenses, in addition to the Fund’s own direct fees and expenses, which increases the Fund’s overall operating expenses.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information or may cause a Fund and/or its service providers to experience data corruption or loss of functionality. These breaches may be intentional (such as hacking, ransomware attacks, or malicious software) or unintentional (such as an inadvertent disclosure of confidential information). Cybersecurity breaches may affect a Fund, issuers owned by a Fund, or a Fund’s third party service providers, and may result in financial losses, regulatory penalties, reputational damage, or additional compliance costs.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of an

53

investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions.

Preferred Stock Risk. Preferred stock is subject to the risks associated with both equity and fixed income securities, including interest rate risk. Because dividends on preferred stock are generally paid only after the company makes its obligations to creditors, the value of preferred stock may be particularly sensitive to actual or perceived changes in the company’s outlook or financial condition. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, call or redeem its preferred stock, or convert it into common stock.

Preferred stocks and bonds rated in the fourth highest category by an NRSRO may have speculative characteristics and be more susceptible to adverse changes in economic conditions or other circumstances that could impair its ability to pay principal and interest, or dividend obligations, compared to higher rated securities. The Adviser will sell a preferred stock or convertible bond if its rating falls below the four highest categories by an NRSRO, subject to market conditions and the Adviser’s assessment of the most opportune time for sale.

Convertible Security Risk. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

REIT Risk. The value of a REIT is tied closely to the real estate industry which can be hurt by changes in real estate values, rents, tax treatment, interest rates, regulation, or the legal structure of a REIT. REITs tend to be small and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants.

Warrant Risks. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation. The price of warrants does not necessarily move in tandem with the price of their underlying securities.

Portfolio Holdings and Disclosure Policy. A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

54

How to Purchase Shares

There are no sales charges (loads) on purchases of shares of the Funds. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Transfer Agent”) toll-free 1-800-281-3217, or by writing to the Transfer Agent at the address shown below. You may also obtain assistance through any broker-dealer or financial institution that is authorized to accept order on behalf of the Funds. An investor transacting in shares of the Funds through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $2,000 for tax-deferred retirement accounts, UGMA or UTMA accounts, or accounts held by employees of the Adviser and their immediate families. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Each Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Proper Form. A purchase order is considered to be in proper form (or “good order”) if it is complete, paid in U.S. dollars and drawn on a U.S. bank. It also must contain all necessary information to process the order and be delivered in a manner set forth in this Prospectus. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

Unacceptable Forms of Payment. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, and checks drawn on non-U.S. financial institutions.

Opening an Account. An initial purchase order must include a complete and signed Account Application and any information requested by the Transfer Agent to verify the identity of the purchaser. You may open an account by mail, ACH, bank wire, or through your broker or financial institution by following the procedures described below:

Mail Orders. An Account Application is available by calling 1-800-281-3217 or on the Funds’ website at www.investdavenport.com. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

55

Regular Mail	Overnight Mail
The Davenport Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	The Davenport Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Automated Clearing House (ACH) Purchases. Shareholders may purchase shares of the Funds through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Funds or the Transfer Agent). ACH purchases initiated from a third party bank account will not be accepted. The Transfer Agent reserves the right to reject any ACH purchase request that is not received in “proper form.” (See above for the definition of proper form).

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Transfer Agent at 1-800-281-3217 before wiring funds for instructions. You should be prepared to give the Transfer Agent the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. For initial purchases, please provide the Transfer Agent, by mail or facsimile, with a completed, signed Account Application to ensure prompt handling of your investment. Your bank may charge a fee for wire orders. To ensure proper credit, the wire must contain all required information and the Transfer Agent must receive prior telephone notification. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Transfer Agent as described under “Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds. These organizations may be authorized to designate intermediaries to accept orders on behalf of the

56

Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Insufficient Funds. If your check or electronic payment does not clear, you will be charged a $25 per transaction fee to defray bank charges and processing costs associated with the returned payment. The Funds reserve the right to redeem shares from your account to cover any unpaid amounts. You will be responsible for any other resulting losses or fees incurred by the Funds or the Transfer Agent.

Additional Investments. You may add to your account by mail, wire, or ACH at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Transfer Agent at 1-800-281-3217 to alert the Transfer Agent that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter or check.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Transfer Agent in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount from a U.S. financial institution, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Transfer Agent, whether by mail, bank wire, or ACH prior to the close of the regular session of trading on the NYSE on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the NYSE, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the NYSE on any business day will purchase shares at the NAV determined on that day.

57

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Transfer Agent and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if they have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Account Fees. Your account may be subject to additional fees, including, but not limited to the following. These fees may change in the future.

Insufficient Funds/Returned Check	$25 per transaction
Overnight Mail Fee	$25 per delivery
Retirement Account Maintenance Fee	$15 per year
Retirement Account Transaction Processing Fee	$15 per transaction

Automatic Investment Plan. The Automatic Investment Plan allows you to make regular periodic investments in the Funds from your bank, or other depository institution account in accordance with your instructions. You may authorize the Transfer Agent to automatically debit a specific amount from your account, which will be automatically invested in Fund shares at the then current NAV on or about the date(s) specified on your Account Application. Your depository institution may impose its own charge for making transfers from your account. You may only make automatic investments from a U.S. depositary institution that is an ACH member. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Exchange Privilege. You may use proceeds from the redemption of shares of a Fund to purchase shares of another Davenport Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Davenport Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Transfer Agent of the written exchange request in proper form. The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. The exchange of shares of one Davenport Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

58

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. The Funds believe that market timing activity is not in the best interest of shareholders as it may be disruptive to the portfolio management process and adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares.

59

The Board has adopted policies and procedures in an effort to detect and reduce the risks of market timing. The Transfer Agent uses reports of shareholder purchase and redemption activity to assist in detecting market timing activity and reserves the right to impose a limit on the number of exchanges between the Funds or to reject any purchase request that is believed to be market timing or otherwise potentially disruptive in nature. The Transfer Agent may also modify any terms or conditions for purchases or withdraw all or any part of the offering made by this Prospectus. Each of these restrictions apply uniformly in all cases.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that this will not occur.

How to Redeem Shares

You may redeem shares of the Funds on each day that the NYSE is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Davenport Funds at the address(es) shown in this Prospectus under “Mail Orders” and be in proper form as indicated below. All redemption orders received by the Transfer Agent in proper form prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. If you are uncertain of the requirements for redemption, please contact the Transfer Agent at 1-800-281-3217, or write to the address shown above.

Proper Form. An order is considered to be in proper form (or “good order”) if it is complete and contains all necessary information to process the order including (i) the name of the Fund and your account number; (ii) the number of shares or dollar amount to be redeemed; (iii) the exact signature as your name appears on the Fund’s account records; (iv) your signature guarantee if required (see “Signature Guarantees”); (v) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations; and (vi) any documentation required to verify the identity or authority of the person requesting the redemption. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

60

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that is authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective on the day the order is received. These organizations may (i) be authorized to designate other intermediaries to act in this capacity; (ii) charge you transaction fees on redemptions of Fund shares; or (iii) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 10 business days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds sent to your address of record, your domestic bank account, or to any other authorized person. Redemption proceeds will be transmitted to your bank account by wire or ACH on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time by sending a letter to the Transfer Agent with your new redemption instructions.

Withholding on IRA and Other Retirement Account Redemptions. Distributions from your IRA account or other retirement accounts may be subject to federal income tax withholding, and, where applicable, state income tax withholding. If you do not want federal income taxes withheld from these redemptions, you must specify this in your redemption request.

61

Involuntary Redemptions. The Board reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts, UTMA or UGMA accounts, or accounts held by employees of the Adviser or their immediate families (due to redemptions, exchanges, or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash (a “redemption in kind”) when the Adviser determines that it is in the best interests of the Fund and its shareholders, subject to Board oversight and the Trust’s in-kind redemption procedures. Under Rule 18f-1 of the 1940 Act, each Fund has elected to pay all redemptions in cash to any shareholder of record who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to an in kind redemption. A redemption in kind will typically be made by delivering readily marketable securities to the redeeming shareholder within 3 business days. The redeemed securities are priced using the same procedures that are used to compute the Fund’s NAV. When you convert these securities to cash, you may pay brokerage charges.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a recognized Medallion Signature Guarantee Program (STAMP, SEMP, or MSP). Signature guarantees from financial institutions that do not participate in a recognized Medallion Signature Guarantee Program will not be accepted. A notary public cannot provide a signature guarantee. You will need your signature guaranteed if (1) you request that your redemption be made payable to a person not on record with the Fund; (2) you request that your redemption be mailed to an address or transmitted to a bank account other than the one on record with the Fund; (3) the proceeds of your redemption request exceed $50,000; (4) the address on your account, or your bank account, has changed within 30 days of your redemption request; or (5) any other circumstances where the Transfer Agent reasonably determines that additional verification is appropriate. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares in any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check on a stated specified date and amount. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and

62

distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Transfer Agent.

Inactive Accounts. If shareholder-initiated contact does not occur in your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets in your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. If your account is escheated to your last known state of residence, you will need to claim your property from that state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

How Net Asset Value is Determined

The NAV of each Fund is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the SAI for further details.

Securities traded on a national stock exchange, including common stocks and ETFs, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, other than ETFs, are valued at their NAVs as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Securities that are traded over the counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Fixed income securities, including corporate bonds, municipal bonds, and U.S. Treasury obligations, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities.

63

To the extent that a Fund’s foreign securities are traded in markets that are open on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when Fund shares cannot be purchased or sold. In addition, trading in certain foreign securities may not occur on days when the Fund is open for business. Because the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after their primary markets or exchanges have closed, these securities may be valued at their fair value as determined by an independent pricing service approved by the Board. The values of foreign securities are translated into U.S. dollars using currency exchange rates provided by a quotation service.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by the Adviser as the Funds’ valuation designee in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

Management of the Funds

The Funds are series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. Each Fund is a diversified series of the Trust, except the Equity Opportunities Fund is a non-diversified series. The Trust retains various organizations to perform specialized services for the Funds and the Funds’ business activities are supervised by the Board.

Subject to the authority of the Board, the Adviser is responsible for managing each Fund’s portfolio and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser provides certain executive personnel to the Funds and is also responsible for selecting broker-dealers to execute each Fund’s portfolio transactions, subject to brokerage policies approved by the Board.

The Adviser was originally organized in 1863 and is a full service registered broker-dealer and a member of the NYSE and the Financial Industry Regulatory Authority. In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts and individuals. The address of the Adviser is One James Center, 901 East Cary Street, Suite 1100, Richmond, Virginia 23219.

64

Compensation of the Adviser with respect to each Fund is at the annual rate of 0.75% of its average daily net assets. During the fiscal year ended March 31, 2026, each Fund paid investment advisory fees equal to 0.75% of such Fund’s average daily net assets.

The Adviser has entered into a contractual agreement with the Insider Buying Fund under which it has agreed to reduce its advisory fees and/or reimburse the expenses of the Fund to the extent necessary to limit its total annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, costs to organize the Fund, and extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Any advisory fee waivers and/or expenses reimbursed by the Adviser are subject to repayment by the Insider Buying Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause the Fund’s total annual operating expenses to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (2) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement is in effect until August 1, 2027.

Portfolio Managers

Davenport Core Leaders Fund	Davenport Value & Income Fund
Jeffrey F. Omohundro, CFA	Michael S. Beall, CFA
Christopher G. Pearson, CFA	Adam B. Bergman, CFA
George L. Smith, III, CFA	George L. Smith, III, CFA

Davenport Insider Buying Fund	Davenport Balanced Income Fund
Adam B. Bergman, CFA	Michael S. Beall, CFA
Kevin C. Bennett, CFA	Adam B. Bergman, CFA
George L. Smith, III, CFA
Davenport Equity Opportunities Fund Davenport Small Cap Focus Fund	William B. Cleland, CFP Kevin J. Hopkins, Jr., CFA
Christopher G. Pearson, CFA
George L. Smith, III, CFA
•	Michael S. Beall, CFA (age 72) joined the Adviser in 1980 and currently serves as an Executive Vice President and Director.
•	Adam B. Bergman, CFA (age 52) joined the Adviser in 2022 and currently serves as a Senior Vice President. Prior to joining the Adviser, Mr. Bergman was a Portfolio Manager and Executive Director at Sterling Capital Management, a Truist subsidiary, from 2007 until 2022.
•	William B. Cleland, CFP (age 54) joined the Adviser in 2005 and currently serves as First Vice President.
65

•	Kevin J. Hopkins, Jr., CFA (age 49) joined the Adviser in 2019 and currently serves as Senior Vice President.
•	Jeffrey F. Omohundro, CFA (age 62) joined the Adviser in 2012 and currently serves as Senior Vice President, Director, and Director of Research.
•	Christopher G. Pearson, CFA (age 42) joined the Adviser in 2006 and currently serves as a Senior Vice President and Director.
•	George L. Smith, III, CFA (age 50) joined the Adviser in 1997 and currently serves as a Managing Director and Chairman of the Investment Policy Committee
•	Kevin C. Bennett, CFA (age 42) joined the Adviser in 2016 and currently serves as Senior Vice President.

For More Information. The SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage, and their ownership of shares of the Funds. A discussion of the factors considered by the Board in its most recent approval of the Investment Advisory Agreements is available in the Funds’ annual report filed on Form N-CSR for the year ended March 31, 2026.

Dividends, Distributions and Taxes

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains distributed to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains, except shareholders who are not subject to income tax will not be required to pay taxes on their distributions. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to tax withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Funds. The Core Leaders Fund, the Value & Income Fund, the Small Cap Focus Fund, the Insider Buying Fund and the Balanced Income Fund will declare dividends from net investment income quarterly, payable on or about the 15th day of the last month of each calendar quarter; and the Equity Opportunities Fund will declare dividends from net investment income semiannually, payable in June and December on a date selected by management. In addition, distributions of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities may be made at least once each year. The nature and amount of all dividends

66

and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds’ dividend policies are subject to the discretion of management.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, or if the amount of your distribution is $50 or less, distributions will automatically be reinvested in additional shares. The tax consequences to shareholders are the same if the dividends and distributions are received in cash or in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of the Covered Shares that are subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

67

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

DAVENPORT CORE LEADERS FUND

	Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$34.82	$34.74	$27.12	$32.09	$31.48
Income (loss) from investment operations:
Net investment income	0.01	0.03	0.10	0.18	0.01
Net realized and unrealized gains (losses) on investments	2.71	2.04	9.48	(3.88)	3.38
Total from investment operations	2.72	2.07	9.58	(3.70)	3.39
Less distributions from:
Net investment income	(0.01)	(0.04)	(0.10)	(0.18)	(0.00	)(a)
Net realized gains	(1.67)	(1.95)	(1.86)	(1.09)	(2.78)
Total distributions	(1.68)	(1.99)	(1.96)	(1.27)	(2.78)
Net asset value at end of year	$35.86	$34.82	$34.74	$27.12	$32.09
Total return(b)	7.61%	5.81%	36.76%	(11.37%)	10.89%
Net assets at end of year (000’s)	$1,157,530	$1,070,162	$985,197	$716,818	$845,650
Ratio of total expenses to average net assets	0.85%	0.85%	0.87%	0.87%	0.86%
Ratio of net investment income to average net assets	0.02%	0.10%	0.34%	0.66%	0.04%
Portfolio turnover rate	16%	17%	22%	19%	20%
(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

68

DAVENPORT VALUE & INCOME FUND

	Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$19.10	$19.11	$16.92	$20.29	$18.58
Income (loss) from investment operations:
Net investment income	0.36	0.33	0.28	0.35	0.29
Net realized and unrealized gains (losses) on investments and foreign currencies	1.80	1.21	2.20	(2.75)	2.32
Total from investment operations	2.16	1.54	2.48	(2.40)	2.61
Less distributions from:
Net investment income	(0.36)	(0.33)	(0.29)	(0.35)	(0.30)
Net realized gains	(0.96)	(1.22)	—	(0.62)	(0.60)
Total distributions	(1.32)	(1.55)	(0.29)	(0.97)	(0.90)
Net asset value at end of year	$19.94	$19.10	$19.11	$16.92	$20.29
Total return(a)	11.57%	8.25%	14.78%	(11.81%)	14.24%
Net assets at end of year (000’s)	$1,010,396	$908,570	$863,954	$803,930	$920,055
Ratio of total expenses to average net assets	0.86%	0.86%	0.87%	0.87%	0.86%
Ratio of net investment income to average net assets	1.85%	1.73%	1.61%	2.00%	1.46%
Portfolio turnover rate	30%	24%	37%	21%	20%
(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
69

DAVENPORT EQUITY OPPORTUNITIES FUND

	Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$23.68	$24.94	$19.60	$23.54	$24.54
Income (loss) from investment operations:
Net investment income (loss).	(0.02)	0.01	0.05	0.08	(0.05)
Net realized and unrealized gains (losses) on investments	(0.56)	(1.25)	6.38	(2.39)	1.80
Total from investment operations	(0.58)	(1.24)	6.43	(2.31)	1.75
Less distributions from:
Net investment income	—	(0.02)	(0.06)	(0.06)	—
Net realized gains	(0.70)	—	(1.03)	(1.57)	(2.75)
Total distributions	(0.70)	(0.02)	(1.09)	(1.63)	(2.75)
Net asset value at end of year	$22.40	$23.68	$24.94	$19.60	$23.54
Total return(a)	(2.58%)	(4.96%)	34.01%	(9.25%)	6.89%
Net assets at end of year (000’s)	$754,534	$867,747	$897,656	$653,865	$741,496
Ratio of total expenses to average net assets	0.87%	0.86%	0.87%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	(0.08%)	0.04%	0.25%	0.40%	(0.20%)
Portfolio turnover rate	29%	25%	24%	26%	22%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

70

DAVENPORT SMALL CAP FOCUS FUND

	Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$15.95	$19.11	$16.03	$17.85	$19.37
Income (loss) from investment operations:
Net investment income(a)	0.08	0.12	0.11	0.15	0.11
Net realized and unrealized gains (losses) on investments	0.13	(2.83)	3.71	(0.90)	1.20
Total from investment operations	0.21	(2.71)	3.82	(0.75)	1.31
Less distributions from:
Net investment income	(0.08)	(0.11)	(0.12)	(0.13)	(0.13)
Net realized gains	—	(0.34)	(0.62)	(0.94)	(2.70)
Total distributions	(0.08)	(0.45)	(0.74)	(1.07)	(2.83)
Net asset value at end of year	$16.08	$15.95	$19.11	$16.03	$17.85
Total return(b)	1.33%	(14.27%)	24.59%	(3.56%)	6.85%
Net assets at end of year (000’s)	$595,209	$867,219	$1,008,139	$588,160	$587,568
Ratio of total expenses to average net assets(c)	0.88%	0.87%	0.88%	0.89%	0.88%
Ratio of net investment income to average net assets(c)	0.45%	0.66%	0.71%	0.99%	0.49%
Portfolio turnover rate	39%	46%	28%	36%	44%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies, if any, in which the Fund invests.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies, if any, in which the Fund invests.

71

DAVENPORT INSIDER BUYING FUND

	Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2026	Year Ended March 31, 2025	Period Ended March 31, 2024(a)
Net asset value at beginning of period	$10.28	$11.30	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.06	0.09	0.03
Net realized and unrealized gains (losses) on investments	1.37	(0.99)	1.30
Total from investment operations	1.43	(0.90)	1.33
Less distributions from:
Net investment income	(0.06)	(0.08)	(0.03)
Net realized gains	—	(0.04)	—
Total distributions	(0.06)	(0.12)	(0.03)
Net asset value at end of period	$11.65	$10.28	$11.30
Total return(c)	13.90%	(8.27%)	13.31	%(d)
Net assets at end of period (000’s)	$88,406	$91,896	$79,554
Ratio of total expenses to average net assets(e)	1.01%	1.01%	1.09	%(f)
Ratio of net investment income to average net assets(e)	0.49%	0.78%	1.00	%(f)
Portfolio turnover rate	42%	67%	2	%(d)
(a)	Represents the period from the commencement of operations (November 30, 2023) through March 31, 2024.
(b)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies, if any, in which the Fund invests.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies, if any, in which the Fund invests.
(f)	Annualized.
72

DAVENPORT BALANCED INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$13.26	$12.89	$11.96	$13.61	$12.85
Income (loss) from investment operations:
Net investment income(a)	0.36	0.35	0.30	0.23	0.19
Net realized and unrealized gains (losses) on investments and foreign currencies	0.73	0.51	0.92	(1.35)	0.77
Total from investment operations	1.09	0.86	1.22	(1.12)	0.96
Less distributions from:
Net investment income	(0.35)	(0.34)	(0.29)	(0.22)	(0.18)
Net realized gains	(0.36)	(0.15)	—	(0.31)	(0.02)
Total distributions	(0.71)	(0.49)	(0.29)	(0.53)	(0.20)
Net asset value at end of year	$13.64	$13.26	$12.89	$11.96	$13.61
Total return(b)	8.37%	6.74%	10.33%	(8.18%)	7.50%
Net assets at end of year (000’s)	$279,923	$245,619	$228,063	$218,648	$236,259
Ratio of total expenses to average net assets(c)	0.92%	0.93%	0.93%	0.93%	0.92%
Ratio of net investment income to average net assets(c)	2.72%	2.65%	2.42%	1.88%	1.42%
Portfolio turnover rate	36%	24%	45%	24%	23%
(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies, if any, in which the Fund invests.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies, if any, in which the Fund invests.
73

Privacy Notice

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

74

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?

We collect your personal information, for example, when you

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Davenport Funds don’t jointly market.

75

THE DAVENPORT FUNDS

Investment Adviser

Davenport & Company LLC

One James Center

901 East Cary Street

Richmond, Virginia 23219-4037

1-800-846-6666

www.investdavenport.com

Transfer Agent

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-800-281-3217

Custodian

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

875 E Wisconsin Avenue, Suite 210

Milwaukee, Wisconsin 53202

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Mark J. Seger

Officers

John P. Ackerly, IV, President

George L. Smith, III, Vice President

Alison S. Crowder, Vice President

Carly C. Carmichael, Vice President

76

For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights to any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provides services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free.

1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Funds. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)